UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2025

Lunai Bioworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38758	45-2259340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2080 Century Park East, Suite 906 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0001 per share	LNAI	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on October 31, 2025 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following four matters:

1.	To elect four directors to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	To approve by a non-binding advisory vote the appointment of Sadler, Gibb & Associates LLC (“Sadler”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 (the “Auditor Ratification Proposal”); and

4.	To approve proposed amendments to the Renovaro Biosciences, Inc. 2023 Equity Incentive Plan, as amended, in substantially the form attached to the proxy statement as Annex A (the “Incentive Plan Proposal”).

According to the final vote, the Company’s stockholders approved proposals 1, 2, 3, and 4.

The final vote results for each of these four matters is set forth below.

Proposal 1: Election of Eight Directors

	For	Withheld	Broker Non-Vote[1]
David Weinstein	7,539,245	202,737	—
James McNulty	7,368,045	373,937	—
Douglas W. Calder	7,343,710	398,272	—
Mark A, Collins	7,368,381	373,601	—

1 The Company received a total of 1,314, 903 Broker Non-Votes, which were not broken down for each director

The election of directors described above was conducted in accordance with the applicable requirements of Nasdaq Listing Rule 5605(e), which governs the process for the election of directors and requires that a majority of the board’s members be independent directors as defined in Nasdaq Listing Rule 5605(a)(2). The Company further confirms that the director nomination and election process complied with all applicable Nasdaq corporate governance standards, including those relating to the composition and independence of the Nominating and Corporate Governance Committee under Rule 5605(e)(1) and the shareholder approval and voting requirements under Rule 5620. The election of directors at the Annual Meeting was duly conducted and is in compliance with Nasdaq’s corporate governance and voting standards.

Accordingly, stockholders elected all director nominees to hold office for terms expiring at the Company’s 2026 annual meeting of stockholders.

Proposal 2: Approval of Say-on-Pay Proposal

For:	5,548,091
Against:	2,182,131
Abstain:	11,760
Broker Non-Vote	1,314,903

Accordingly, stockholders approved by a non-biding advisory vote the compensation of the Company’s named executive officers.

Proposal 3: Approval of Independent Auditor

For:	8,836,759
Against:	18,002
Abstain:	202,124
Broker Non-Vote	—

Accordingly, stockholders approved by a non-biding advisory vote Sadler as the Company’s independent registered public accounting firm.

Proposal 3: Approval of Amendments to 2023 Equity Incentive Plan

For:	6,956,477
Against:	574,336
Abstain:	211,169
Broker Non-Vote	1,314,903

Accordingly, stockholders approved the amendments to the Company’s 2023 Equity Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

David Weinstein

	By:	/s/ David Weinstein
David Weinstein
Chief Executive Officer

Date: November 3, 2025

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